Slide #1
                            AMS Health Sciences, Inc.

                                Agenda for Growth
                                      2005

"Don't Just Dream It, Live it!"                      [Logo - AMS Health Sciences

Slide #2

Forward looking Statements

Statements   about   future   results  made  in  the   presentation   constitute
forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward looking statements include projections. Such projections were not prepared in accordance with public guidelines of the American Institute of Certified Public Accountants regarding projections and forecasts, nor have such projections been audited, examined or otherwise reviewed by independent auditors of Cendant. Forward looking statements include all information concerning 2005 and 2004 contained herein.

These statements are based on current expectations and the current economic environment. Forward-looking statements and projections are inherently subject to significant economic, competitive and other uncertainties and contingencies including but not limited to, the negative impact of war or terrorism, many of which are beyond the control of management. The company cautions that these statements are not guarantees of future performance. Actual results may differ materially from those expressed or implied in the forward-looking statements.

Important assumptions and other important factors that could cause actual results to differ materially from those in the forward-looking statements and projections are specified in the Company's Form 10-K for the fiscal year ended December 31, 2003.

Certain terms used in this presentation are defined in the attached glossary to which you should refer. Additionally, any non-GAAP financial measures, as defined under SEC rules, in this presentation are defined and reconciled to the most comparable GAAP measure within the attached glossary.

All data presented for 2004 were estimated as of October 1, 2004.

Slide #3

Agenda for Growth...

     o    What is AMS?

     o    2004 Accomplishments

     o    2005 Financial Goals

     o    Strategic Growth Initiatives

     o    Summary

                                                    [Logo - AMS Health Sciences]

Slide #4

AMS Health Sciences is...

                   Primarily a provider of performance based
                             nutrition supplements:

     o With approximately 60,000 "active" prospects and customers who have purchased products in the last 9 months.

     o 20,000 monthly recurring auto-ship customers at an average price of $50.

     o    Debt  Free;  6.8 mill  shares  w/$3.5  mill in cash.

     o    International Expansion opportunities.

     o Oklahoma City based AMS acquires customers directly and through network marketing direct sales in the U.S., Canada and Puerto Rico.

Slide #5
                        About the Direct Selling Industry

o    USA.$29.5 billion industry in 2003

o    US Sales force grew to 13.3 million people

o    Worldwide sales exceed $85 billion via more than 47 million salespeople

o    Berkshire Hathaway purchased of the Pampered Chef, Ltd.)

o Sara Lee, Unilever and The Body Shop have each either started direct selling divisions or are investigating the possibility of doing so.

o 90 percent of U.S. domestic direct sales are conducted annually by 175 companies

o    There are less than 10 public AMEX, NASDAQ and NYSE companies

Slide #6
                            A Strong Secure Company

o    CEO/Founder-John Hail:

     John is the former President of three national life insurance companies and former Executive Vice-President of Pre-Paid Legal.

o    President-David D'Arcangelo:

     David sold financial business to N.Y.S.E. firm in 1993. Hosted the T.V. show "Money Talk" on the Prime Star Network. He also started an online training company in 1999 and took to AMEX.

[Pictures of John Hail and David D'Arcangelo]

Slide #7

                                    Our Focus
                       AMS is capitalizing on THREE TRENDS

[Pie chart representing]:

                   Business Opportunity
                  Performance Based Nutritional Products
                  Weight Loss/Weight Management

Slide #8

Timing is Everything. . . if you take action

o    78,000,000 baby boomer are close to their peak earning years.

o    They are 50% of our $10 Trillion gross national product!

o    77 million of Americans are obese

o    7 million children are classified as obese

o    Weight Loss Products $50 Billion Per Year

o    60% or 6 out of every 10 Americans are overweight

$1 Trillion-Dollar Industry in 5 short years

[Front cover pictures from:
         Time
         Men's Fitness
         Q
         Fitness]

A $200 Billion-Dollar Wellness Industry Today

Slide #9

[Picture of Prime One containers]

                                 Have Belly Fat?

                          Scientific Research suggests,
                         "It may not be all your fault."

o FACT: 73% of adults say they feel stress on a weekly basis -Prevention magazine

o    When  under  stress  many  people  eat when  they are not  hungry - "Stress
     Eating".

o If you don't burn off the extra calories and fat from these "comfort foods", you gain unsightly pounds.

o Perhaps the single most important property of adaptogenic plants is their proven ability to combat stress in all forms

Slide #10

                       Cells Just Before taking Prime One
                               0 days On Prime One

                       [Picture of cells under microscope]

Slide #11

                        Cells After 40 Days On Prime One

                       [Picture of cells under microscope]

Slide #12

                        Cells After 90 Days on Prime One

                       [Picture of cells under microscope]

Slide #13

[Picture of AM-5000 container]

                                     AM-5000

                          Energy & Weight Loss Solution

Ephedra banned April 2004 ~ Introduced September 15, 2004

o    Supports an increase in energy

o    Supports sustained energy throughout the day

o    Suppresses your appetite

o    Supports an elevated mood level

o    Supports shedding of unwanted pounds

Slide #14

[Picture of ToppFast container]

                                 ToppFast Shake
                         Release, Burn and Build System

o    Normalizes food cravings,

o    Suppresses the appetite,

o    Chocomine is also a resource of "feel good" endorphins

o    Releases unwanted stored white fat

20 Grams of Protein
18 Amino Acids
Only 1 Gram of Fat
Only 13 Grams of Carbs

Slide #15

3 GREAT PRODUCTS

2 FREE TRIAL PROGRAMS TO CHOOSE FROM . . .

           Just select your free trial program . . .it's that simple!

          We're so confident you'll feel measurable results we'll ship you a 30 Day FREE Trial absolutely FREE!

               Just select which FREE Trial you want to experience
                          for 30 days absolutely FREE.

A.  AM-5000 & Prime One
     [Picture of container]

B.  ToppFast & Prime One
     [Picture of container]

Slide #16

What AMS delivered in 2004
Post marketing launch on March 6, 2004

[Line graph representing New Autoships and Associate recruiting]

                        New Autoships            Associate recruiting
                        -------------            --------------------
Feb-04                       743
Mar-04                     3,516                    851
Apr-04                     3,732                    836
May-04                     4,778                    826
Jun-04                     5,143                    858
Jul-04                     6,522                    953
Aug-04                     8,751                  1,148
Sep-04                    10,227                  1,245
Oct-04                    13,592                  1,366

Slide #17

What AMS delivered in 2004

                           Feb-04           Oct-04            Difference
                           ------           ------            ----------
New Auto-ships                  743              13592           12849
Auto-ship $                $923,385         $1,233,776        $310,391
Total Revenue            $1,411,475         $1,719,245        $307,770

Slide #18

Free Trial Program Overview

                    Month 1         Month 2 & 3        Month 4
                    -------         -----------        -------
Revenue             $12.95            $63.00           $63.00
Cost                 53.26             16.29            46.72
Return/Investment   -40.31             46.71            16.28

1,000 Customers we invest            $40,310
56% Retention Goal Month 2            26,158
30% Retention Goal Month 3            14,152
                                   Break Even

Month 4 Forward Retention x Return= 25.8% margin per customer

Slide #19

AMS Monthly Gross Revenue in Millions

[Bar graph representing gross revenue in millions]:

Sep-03            1.60
Oct-03            1.49
Nov-03            1.38
Dec-03            1.43
Jan-04            1.47
Feb-04            1.41
Mar-04            1.59
Apr-04            1.48
May-04            1.37
Jun-04            1.40
Jul-04            1.44
Aug-04            1.48
Sep-04            1.60
Oct-04            1.73

Slide #20

Core Autoship Business vs. New Autoship Business

[Line graph representing core autoship versus new autoship business]:

                  Core                      New
                  ----                      ---
Jan-04            15,819                    0
Feb-04            15,227                    0
Mar-04            15,131                    0
Apr-04            14,653                   1,443
May-04            13,573                   2,635
Jun-04            12,121                   4,283
Jul-04            11,388                   5,008
Aug-04            11,019                   6,066
Sep-04            10,988                   7,962
Oct-04            10,851                   9,626

Slide #21

2004 Accomplishments

     o    Took in $6 million in cash from warrant exercise
     o    Customer acquisition program increased recruiting over 10X
     o    Replaced 1/3 of monthly revenue lost in Q2 in 5 months
     o    Grew revenue to 1.7 million per month
     o    Launched TV Infomercial test Q3
     o    Launched AM-5000 Weight Loss product Sept. 15
     o    Opened Puerto Rico for sales (4th largest territory)
     o    Cut cash burn 50% from Q2 to Q3
     o    Perfectly positioned for 2005 expansion

Slide #22

Sales by Product Line

     Product Line       2001    2002    2003    2004
     ------------------------------------------------
     o  Nutritionals    38.9%   40.2%   44.9%   53.2%

     o  Weight Loss     54.7%   51.8%   48.0%   45.1%


                 Through October 31, 2004


Slide #23

2005 Financial Goals

        Continued focus on organic growth

          o    approximately   6-10%  monthly   projected  revenue  growth  from
               reportable operating segments

          o    report profitability on first half 2005

        Approximately $3.5 million cash on hand

          o    approximately $1 million used for Free Trial customer acquisition

          o    Share repurchase and cash on balance sheet

Slide #24

T.V. Infomercial Test
October 2004

                          60 & 120 Prime One        60 AM-5000
----------------------    ------------------     ----------------

Dollars on Air Time            $7,507                 $11,060
Total Revenue                 $22,569                  $7,099
Calls                            1393                    1779
Orders                            285                     176
2nd product upsells                33                      15
Cost per call                   $5.39                   $9.38
Cost per order                 $26.34                  $62.89


Slide #25

                             Recruiting Projections

        Sales People                            Customer Acquisition
-------------------------------          ---------------------------------

       2004  9,000                                20,000 per month

       2005 20,000


Slide #26

[Line graph representing projected sales in millions]:

                       2005 Projected Sales Goals

                        Nov-04   1.9            Dec-04   2.4
                        Jan-05   2.6            Feb-05   2.7
                        Mar-05   2.9            Apr-05   3.0
                        May-05   3.1            Jun-05   3.2
                        Jul-05   3.3            Aug-05   3.4
                        Sep-05   3.5            Oct-05   3.6
                        Nov-05   3.7            Dec-05   3.8


Slide #27

                                 Revenue Streams

     1.   TV Infomercial

     2.   Company sponsored customer acquisition programs

     3.   New FREE Trial customer monthly autoships

     4.   All New Associates purchase $45-$399 paks

     5.   New Associates purchase monthly product autoships

     6.   New associates purchase co. sales aids, tools

     7.   Most New associates purchase co. $19.95/mo. Website


Slide #28

                          Strategic Growth Initiatives

     Increase Industry Share

     o    Direct customer acquisition by company ($5 million)
     o    T.V. informercial
     o    Pay per customerExplore new country sales entry


     o    Direct sales/network marketing ($35 million)
     o    Sales associate recruiting
     o    Internet marketing
     o    Telemarketing
     o    Initiate coordinated internet customer upsell program


Slide #29

Historial Perspective
Historic and Projected EPS from Continuing Operations

[Bar graph representing low point of current projected EPS from Continuing Operations]


2000                                                     $0.12
2001                                                      0
2002                                                    ($0.73)
2003                                                    ($0.57)
2004E                                                   ($0.40)


Slide #30

AMS Health Sciences, Inc.

Agenda for Growth

2005

                        "Don't Just Dream It, Live It!"
                                                    [Logo - AMS Health Sciences]